Fees Summary	Nov. 13, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,337.35
Total Fee Amount	43,518.08
Total Transaction Valuation	284,246,102.85
Total Offset Amount	26,392.19
Net Fee	$ 11,788.54